UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2015

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 7, 2015, CBS Corporation (the “Company”) and CBS Operations Inc. (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell $600,000,000 aggregate principal amount of its 3.50% Senior Notes due 2025 (the “2025 Notes”) and $600,000,000 aggregate principal amount of its 4.60% Senior Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes, the “Notes”), all of which are fully and unconditionally guaranteed by the Guarantor.

The Notes were issued and sold on January 12, 2015 pursuant to the Company’s automatic shelf registration statement on Form S-3 dated November 6, 2014 (No. 333-199956) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes, each of which by this filing is hereby incorporated by reference into the Registration Statement.

The Notes are governed by the Amended and Restated Indenture, dated as of November 3, 2008, among the Company, the Guarantor and The Bank of New York Mellon, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of April 5, 2010, among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as trustee.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Form of Note for the 2025 Notes, the Form of Note for the 2045 Notes and the Form of Guarantee for each of the Notes are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively. A copy of the opinion of Angeline C. Straka, Executive Vice President, Deputy General Counsel and Secretary of the Company, relating to the validity of the Notes and the guarantees, is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated January 7, 2015, among CBS Corporation, CBS Operations Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note for the 2025 Notes.

4.2	Form of Note for the 2045 Notes.

4.3	Form of Guarantee for each of the Notes.

5.1	Opinion of Angeline C. Straka, Esq., Executive Vice President, Deputy General Counsel and Secretary of the Company.

23.1	Consent of Angeline C. Straka, Esq., Executive Vice President, Deputy General Counsel and Secretary of the Company (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/S/ JOSEPH R. IANNIELLO
Name: Joseph R. Ianniello
Title: Chief Operating Officer

Date: January 12, 2015

EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated January 7, 2015, among CBS Corporation, CBS Operations Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note for the 2025 Notes.

4.2	Form of Note for the 2045 Notes.

4.3	Form of Guarantee for each of the Notes.

5.1	Opinion of Angeline C. Straka, Esq., Executive Vice President, Deputy General Counsel and Secretary of the Company.

23.1	Consent of Angeline C. Straka, Esq., Executive Vice President, Deputy General Counsel and Secretary of the Company (included in Exhibit 5.1).